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                                                                    EXHIBIT 10.7

                                [CPC LETTERHEAD]


                               November 17, 1998


Mr. Noel J. Guillama
President and Chief Executive Officer
METROPOLITAN HEALTH NETWORKS
5100 Town Center Circle
Boca Raton, Florida  33486

     Re:  Managed Services Organization Alliance/Joint Venture
          ----------------------------------------------------

Dear Noel:

     It was a pleasure talking with your team today regarding Metropolitan's Managed Services organization (MSO). CPC of America, Inc. is desirous after recent management and board decisions to not pursue acquiring a MSO to meet the objectives of the Company's business plan. However, to meet the Company's business plan as presented to Wall Street and SEC, we must form an alliance and or joint venture to provide these services to our Company owned treatment facilities as well as to be able to offer these services to our customers in their practices.

     I would like to propose the following to you for consideration and finalization of a brief contract by both parties:

     . Metropolitan become exclusive provider of MSO services to CPC of American owned treatment facilities.

     . Metropolitan become exclusive provider of MSO services to CPC of America for Joint Ventured owned facilities.

     . Pricing of the MSO to CPC of America, Inc. facilities will be 1% of collected revenue below published pricing schedules of Metropolitan.

     . Metropolitan's MSO services will be promoted by the sales and marketing staff of CPC of America, Inc.

     . CPC of America, Inc. will provide access to Metropolitan for booth space at major Cardiology meetings such as the American College of Cardiology and American Heart Association meetings.

     . Metropolitan will promote CPC of America, Inc.'s CPCA2000(TM) counter-pulsation care treatment devices.

     . Term of agreement is for five (5) years with 90-day notices of cancellation by either party without cause.

     .  Joint Press Release approved by both parties.
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     If you have any questions, please do not hesitate to contact me.

                                Sincerely,


                                /s/ Rod A. Shipman
                                ------------------
                                Rod A. Shipman
                                President and Chief Executive Officer

     I hereby acknowledge and agree to these terms and conditions set forth in the above.


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Mr. Noel J. Guillama                                       Date
President and Chief Executive Officer
Metropolitan Healthcare Networks, Inc.